Exhibit 10.2

AMENDMENT NO. 1 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 1 to Term Employment Agreement (“Amendment”) is entered into as of November 8, 2022 (the “Amendment Date”), by and among ENDEAVOR GROUP HOLDINGS, INC., ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company” or such affiliate thereof which may employ Employee from time to time (“Employer”) and CHRISTIAN MUIRHEAD, an individual (“Employee”).

RECITALS

A. Employee and Employer are currently party to that certain Term Employment Agreement, dated as of April 19, 2021 (the “Employment Agreement”).

B. The parties hereto desire to amend the Employment Agreement to, among other things, memorialize a modification to Employee’s position and duties.

C. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Effectiveness.

This Amendment shall be effective on the Amendment Date and, solely with respect to the terms herein and notwithstanding anything to the contrary in the Employment Agreement, the Employment Agreement is hereby modified to be effective as of the Amendment Date. For the avoidance of doubt, except as set forth in Section 2 hereof, no terms and conditions of the Employment Agreement shall be effective until the Effective Date.

2.

The first two sentences of Section 2 of the Employment Agreement are hereby amended and restated as follows:

Employer hereby agrees to employ Employee as Co-Chair of WME Talent Agency, subject to the terms, conditions and provisions of this Agreement. Employee accepts such employment and agrees to render services as provided herein, all of which services shall be performed conscientiously and to the fullest extent of Employee’s ability. Employee shall report directly to the President of Employer (or, from time to time, to his designees).

3. Miscellaneous.

Sections 13 through 24 and 26 of the Employment Agreement shall apply to this Amendment mutatis mutandis. The Employment Agreement, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions, preliminary agreements, and/or any oral or written agreements.

4. This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

5. Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR OPERATING COMPANY, LLC

By: /s/ Jason Lublin

Name: Jason Lublin

Title: Chief Financial Officer

ENDEAVOR GROUP HOLDINGS, INC.

By: /s/ Jason Lublin

Name: Jason Lublin

Title: Chief Financial Officer

/s/ Christian Muirhead

CHRISTIAN MUIRHEAD